UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016 (October 3, 2016)

AMERICAN EDUCATION CENTER, INC.

 (Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	333-201029 (Commission File Number)	38-3941544 (IRS Employer Identification No.)

2 Wall Street, 8th Fl.

New York, NY, 10005

(212) 825-0437

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 17, 2016, American Education Center, Inc. (the “Company”) issued a press release announcing that on October 3, 2016, it has been approved for trading on the OTCQB® Venture Market, operated by OTC Markets Group Inc., and its common stock has begun trading on OTCQB effective October 4, 2016 under its trading symbol “AMCT.”

A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01	Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Press release dated October 17, 2016 regarding the commencement of trading on the OTCQB Market

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

Dated: October 17, 2016
	By:	/s/ Jay F. McKeage
	Name:	Jay F. McKeage
	Title:	Chief Executive Officer